                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 25, 1999


                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-24346                                       41-1461110
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(Commission File Number)                 (I.R.S. Employer Identification No.)


   3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota  55101
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (651) 312-2222
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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                                TABLE OF CONTENTS

                                    FORM 8-K

                                January 25, 1999


Item                                                                  Page
----                                                                  ----

Item 4.           Changes in Registrant's Certifying Accountant         1

Item 5.           Other Events                                          1

Item 7.           Financial Statements and Exhibits                     1

Signature                                                               2

Exhibits



                                      -i-
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective January 28, 1999, Video Update, Inc. (the "Company") retained Deloitte & Touche LLP as its independent public accountants. On that same date, the Company terminated the engagement of Ernst & Young LLP as its independent public accountants. The engagement of Deloitte & Touche was recommended by the audit committee of the Company's Board of Directors and approved by the Board of Directors (the "Board").

         The audit reports of Ernst & Young LLP on the Company's financial statements for each of the past two fiscal years ended April 30, 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended April 30, 1997 and 1998, and in the subsequent interim period, there were no disagreements between the Company and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the audited financial statements.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended April 30, 1997 and 1998, and in the subsequent interim period, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Ernst & Young LLP. During such periods the Company has not consulted Deloitte & Touche regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event (each as defined in Item 304 of Regulation S-K).

         At the June 23, 1998 meeting of the Board, the Board approved a change in the Company's Fiscal Year End from April 30 to January 31. In light of the Company's decision to change its independent public accountants, the Board has now voted to delay the proposed change in its fiscal year end until January 31, 2000.

         A letter from Ernst & Young LLP is attached as Exhibit 16 to this Form 8-K and incorporated herein by reference.

Item 5.  Other Events

         On a separate note, effective January 25, 1999, F. Andrew Mitchell resigned as a director of the Company to pursue other interests.

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Item 7.  Financial Statements and Exhibits.

         a.       Financial statements of businesses acquired.

                  Not applicable.

         b.       Pro forma financial information.

                  Not applicable.

         c.       Exhibits.

                  The following exhibits are filed with this report:


                  Exhibit No.      Title
                  -----------      -----

                     16            Letter of Ernst & Young LLP

                     99            Press Release

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Video Update, Inc.



Dated:  February 3, 1999                By:/s/ Daniel A. Potter
                                           ------------------------------------
                                           Daniel A. Potter
                                           Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
   No.            Title
-------           -----

   16         Letter of Ernst & Young LLP

   99         Press Release